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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-88049) of Kennametal Inc. of our report dated June 6, 2003 relating to the financial statements of the Greenfield Industries, Inc. Retirement Income Savings Plan, which appears in this Form 11-K.

                                            /s/ PricewaterhouseCoopers LLP
                                            -----------------------------------
                                            PricewaterhouseCoopers LLP



Pittsburgh, Pennsylvania
June 25, 2003



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